UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2016

                       Commission File Number: 333-197692


                                 ASTERIKO CORP.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   37-1757067
                      (IRS Employer Identification Number)

                         616 Corporate Way, Suite 2-6834
                            Valley Cottage, NY 10989
                    (Address of principal executive offices)

                                 (845) 512-5020
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER ITEMS

The Company inadvertently failed to check the box indicating that the Company is not a shell company on the 10-Q's for the quarters ended December 31, 2014 and March 31, 2015, the 10-K for the year ended June 30, 2015, and the quarters ended September 30, 2015 and December 31, 2015. The Company has had assets and operations consistent with its business model since its inception on April 17, 2014, and the box indicating whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act) should have been checked NO. The Company has today filed amended 10-Q's and an amended 10-K for the aforementioned periods in order to correct this inadvertent error.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2016                       ASTERIKO CORP.


                                          By: /s/Ilia Tomski
                                              ----------------------------------
                                              Ilia Tomski
                                              CEO

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